EXHIBIT 99.1

                  March 31, 2002 Selected Financial Information

     Information for the three months ended March 31, 2002 and 2001 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions are intended to identify forward looking statements. While these statements reflect the Company's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise. For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see "Risk Factors" filed as Exhibit 99.1 to the Company's Form 10-K.


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



                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                     SUMMARY OF CONSOLIDATED FINANCIAL DATA
                                   (UNAUDITED)

                                                           As of
                                           March 31, 2002         March 31, 2001
--------------------------------------------------------------------------------

Diluted EPS:
   Common shares outstanding                    17,229,392           14,306,502
   Operating partnership units                   3,008,532            3,339,099
   Convertible debentures                          430,857              816,762
                                          --------------------------------------
Diluted EPS                                     20,668,781           18,462,363
                                          ======================================

Indebtedness:
   Fixed rate debt                         $   186,553,778          179,515,080
   Variable rate debt                           29,298,369           51,967,262
                                          --------------------------------------
Total indebtedness                             215,852,147          231,482,342
                                          ======================================

Total indebtedness %:
  % Fixed rate debt                                  86.4%                77.6%
  % Variable rate debt                               13.6%                22.4%

Portfolio Weighted Average Interest Rates:
  Fixed rate debt                                     8.0%                 8.1%
  Variable rate debt                                  3.8%                 5.1%

Current Annual Dividend Yield (based on
 current annualized dividend):
  Closing market price                     $        15.30                 14.00
  Current annual dividend                            1.18                  1.13
Dividend yield                                       7.7%                  8.1%


                                              MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                              INDEBTEDNESS SUMMARY AS OF MARCH 31, 2002


                                                                            Interest                        Ending
Property/Description                                  Loan Type               Rate         Maturity         Balance
---------------------------------------------------------------------------------------------------------------------
Arundel Plaza Shopping Center                         Mortgage               7.453%        09/01/09    $   11,449,155
Club Centre at Pikesville Shopping Center (1)         Mortgage               9.75%         01/01/20         5,082,165
Convertible Debentures                                Sub Debentures         7.625%        09/15/03         4,524,000
Del Alba Shopping Center                              Mortgage               7.51%         03/11/10         6,955,211
Enchanted Forest Shopping Center                      Mortgage               8.00%         12/01/03        10,947,060
Harford Mall                                          Mortgage               9.78%         07/01/03        18,491,464
Ingleside Shopping Center                             Mortgage               8.25%         09/01/12        12,425,494
Lutherville Station Shopping Center                   Construction Loan      7.00%         06/01/04         8,828,948
New Town Village Shopping Center                      Mortgage               8.05%         04/01/06        12,204,137
Orchard Square Medical Office                         Mortgage               7.70%         09/29/09         2,546,245
Perry Hall Shopping Center                            Mortgage               6.84%         12/01/08         5,678,711
Saucon Valley Square Shopping Center                  Mortgage               8.18%         11/01/10         8,292,373
Security Square Shopping Center                       Mortgage               7.09%         02/01/12        10,687,169
Shawan Plaza Shopping Center (2)                      Mortgage               9.75%         01/01/20        13,188,218
Shoppes at Easton Shopping Center                     Mortgage               8.63%         04/01/02               -
Skyline Village Shopping Center                       Mortgage               7.55%         03/29/11         4,269,261
Stonehedge Square Shopping Center                     Mortgage               8.61%         09/01/07         5,449,484
Timonium Shopping Center                              Mortgage               6.85%         03/01/11        10,696,560
Timonium Crossing Shopping Center                     Mortgage               7.475%        01/01/09         5,440,988
Waverly Woods Shopping Center                         Mortgage               7.200%        01/01/12        11,971,513
Wayne Avenue Plaza Shopping Center                    Mortgage               8.08%         09/01/10         8,899,600
Wilkens Beltway Plaza SC & Wilkens Office II          Mortgage              10.375%        11/01/03           394,545
York Road Plaza Shopping Center                       Mortgage               7.87%         01/29/06         8,131,477
                                                                                                       --------------
Total fixed rate debt                                                                                  $  186,553,778
                                                                                                       --------------


Revolving Line of Credit                              Unsecured Line        Variable      04/01/03         22,000,000
Perry Hall Super Fresh Shopping Center                Construction Loan     Variable      01/01/04          4,498,369
Smoketown Plaza Shopping Center                       Construction Loan     Variable      03/01/04          2,800,000
                                                                                                       --------------
Total variable rate debt                                                                               $   29,298,369
                                                                                                       --------------

                                                                                                       --------------
                                                                                                       $  215,852,147
                                                                                                       ==============

FMV Adjustments Included in Ending Balance:
--------------------------------------------------
(1) Club Centre ($568,781)
(2) Shawan Plaza ($1,475,987)



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

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                 SUMMARY OF CONSOLIDATED OPERATING INFORMATION
                                  (UNAUDITED)


                                                           As of
                                           March 31, 2002         March 31, 2001
--------------------------------------------------------------------------------

Diluted funds from operations             $      7,506,805            6,974,347
FFO per share                                         0.40                 0.38

Dividends per share                       $         0.2950               0.2825
Dividend/FFO payout ratio                            74.7%                74.0%

Weighted average number of shares
  outstanding - EPS:
   Basic                                        15,427,779           13,679,638
   Diluted                                      18,996,813           18,273,836

Unvested restricted shares                         211,930              248,078

Leverage Ratio:
   EBITDA                                 $     10,878,880           10,284,371
   Interest expense                              4,194,271            4,356,002
Interest coverage ratio                               2.59                 2.36

FFO Diluted Reconciliation:
  Earnings from operations                $      3,778,140            3,294,664
  Depreciation and amortization of
    property and improvements                    2,906,469            2,633,705
                                          --------------------------------------
FFO Basic                                        6,684,609            5,928,369
  Debenture interest and amortization               90,430              254,864
  OP unit minority interest                        731,766              791,114
                                          --------------------------------------
FFO diluted                                $     7,506,805            6,974,347
                                          ======================================



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



                                                MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                     DEVELOPMENT/REDEVELOPMENT PROJECTS
                                                            AS OF MARCH 31, 2002
                                                                (UNAUDITED)


                                           Development Projects Included in Operating Properties
                                           -----------------------------------------------------

                                                          Total Costs         Estimated Costs      Projected/Actual     Completion
Property                             Location              at 3/31/02           to Complete          Opening Date            %
------------------------------------------------------------------------------------------------------------------------------------
Security Square Shopping Center      Baltimore County, MD   11,722,380                  -           February 2001          100%
Waverly Woods Shopping Center        Baltimore County, MD   11,103,624             126,300             March 2001          100%
------------------------------------------------------------------------------------------------------------------------------------
                                                           $22,826,004        $    126,300
====================================================================================================================================



                                                           Expansion/Redevelopment Projects
                                                           --------------------------------

                                                          Total Costs         Estimated Costs         Projected         Completion
Property                             Location              at 3/31/02           to Complete          Opening Date            %
------------------------------------------------------------------------------------------------------------------------------------
Lutherville Station Shopping Center  Baltimore County, MD  $ 1,224,387        $  1,923,000              Late 2002           75%
Perry Hall Super Fresh               Baltimore County, MD    9,087,790             467,765             April 2002           95%
Shrewsbury Shopping Center           Shrewsbury, PA            630,494           6,637,647              Late 2002            0%
Smoketown Plaza Shopping Center      Dale City, VA           6,020,554           2,234,594            Spring 2003            0%
Miscellaneous Projects                                       1,695,805                 -
------------------------------------------------------------------------------------------------------------------------------------
                                                           $18,659,030        $ 11,263,006
====================================================================================================================================





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

                   MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                               LEASE EXPIRATIONS
                              AS OF MARCH 31, 2002
                                  (UNAUDITED)


Lease        Number of         Approximate     Expiring Leases      Average
 Year        Expiring           Expiring         Annualized       Minimum Rent
Expiration   Leases               GLA           Minimum Rent     Per Square Foot
--------------------------------------------------------------------------------
  2002          75               183,443      $   2,473,440      $        13.48
  2003         106               367,584          4,361,309               11.86
  2004         126               388,028          5,717,349               14.73
  2005          96               493,655          4,775,365                9.67
  2006         114               378,682          5,931,752               15.66
  2007          65               389,732          4,233,082               10.86
  2008          26               418,786          2,960,592                7.07
  2009          20               218,430          2,386,610               10.93
  2010          32               268,540          3,546,102               13.21
  2011          26               279,194          2,403,122                8.61
  2012          17               134,360          1,636,908               12.18
Thereafter      63             1,508,598         18,439,357               12.22
             -------------------------------------------------------------------
               766             5,029,032      $  58,864,988      $        11.71
             ===================================================================


                                     MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                    LEASED RATES
                                                AS OF MARCH 31, 2002
                                                     (UNAUDITED)


------------------------------------------------------------------------------------------------------------
                                                            Total SQ.          LEASED                PERCENT
MARYLAND                                                       FT.             SQ. FT.                LEASED
------------------------------------------------------------------------------------------------------------
Arundel Plaza Shopping Center                                     249,746           249,746             100%
Clinton Centre                                                     28,956            28,956             100%
Club Centre at Pikesville Shopping Center                          44,253            31,417              71%
Enchanted Forest Shopping Center                                  139,898           138,398              99%
Fullerton Plaza Shopping Center                                   152,834           147,334              96%
Glen Burnie Village Shopping Center                                75,185            60,160              80%
------------------------------------------------------------------------------------------------------------
Harford Mall and Business Center                                  625,204           600,363              96%
Ingleside Shopping Center                                         115,410           115,410             100%
Little Glen Shopping Center                                        18,823            12,909              69%
Lutherville Station - Office                                      162,331            69,473              43%
Lutherville Station - Retail                                      123,229           123,229             100%
------------------------------------------------------------------------------------------------------------
New Town Village Shopping Center                                  117,593           115,447              98%
North East Station Shopping Center                                 80,190            70,390              88%
Orchard Square Office                                              27,959            27,959             100%
Patriots Office                                                    28,289            20,756              73%
Patriots Plaza Shopping Center                                     38,727            38,727             100%
Perry Hall Shopping Center                                        183,055           173,790              95%
------------------------------------------------------------------------------------------------------------
Radcliffe Shopping Center at Towson                                82,280            82,280             100%
Rolling Road Plaza Shopping Center                                 63,047            58,103              92%
Rosedale Plaza Shopping Center                                     90,622            88,082              97%
Security Square Shopping Center                                    77,287            77,287             100%
Shawan Plaza Shopping Center                                       94,653            92,653              98%
------------------------------------------------------------------------------------------------------------
Shoppes at Easton Shopping Center                                 113,330           113,330             100%
Southwest Mixed Use Property                                       24,743            24,743             100%
Timonium Crossing Shopping Center                                  59,829            51,021              85%
Timonium Shopping Center                                          207,135           171,985              83%
Waldorf Bowl                                                       26,128            26,128             100%
------------------------------------------------------------------------------------------------------------
Waldorf Retail                                                      4,500             4,500             100%
Waverly Woods Shopping Center                                      99,832            96,151              96%
Wilkens Beltway Plaza Shopping Center                              79,740            79,740             100%
Wilkens Office I,II,III                                            52,770            50,192              95%
York Road Plaza Shopping Center                                    90,903            90,903             100%
------------------------------------------------------------------------------------------------------------
MARYLAND TOTALS                                                 3,378,481         3,131,562              93%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DELAWARE
------------------------------------------------------------------------------------------------------------
Brandywine Commons Shopping Center                                165,805           165,805             100%
Milford Commons Shopping Center                                    61,100            47,400              78%
------------------------------------------------------------------------------------------------------------
DELAWARE TOTALS                                                   226,905           213,205              94%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
VIRGINIA
------------------------------------------------------------------------------------------------------------
Burke Town Plaza Shopping Center                                  132,778           132,778             100%
Skyline Crossing Shopping Center                                  126,641           123,841              98%
Smoketown Plaza Shopping Center                                   176,057            58,828              33%*
Spotsylvania Crossing Shopping Center                             141,857           140,832              99%
Sudley Towne Plaza Shopping Center                                107,761           107,761             100%
------------------------------------------------------------------------------------------------------------
VIRGINIA TOTALS                                                   685,094           564,040              82%
------------------------------------------------------------------------------------------------------------

*Under redevelopment.


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


                                       MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                                                LEASED RATES (Continued)
                                                  AS OF MARCH 31, 2002
                                                       (UNAUDITED)

------------------------------------------------------------------------------------------------------------
                                                            Total SQ.          LEASED                PERCENT
NEW YORK                                                       FT.             SQ. FT.                LEASED
------------------------------------------------------------------------------------------------------------
Colonie Plaza Shopping Center                                     140,406          126,749               90%
Columbia Plaza Shopping Center                                    132,523          124,405               94%
------------------------------------------------------------------------------------------------------------
NEW YORK TOTALS                                                   272,929          251,154               92%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
------------------------------------------------------------------------------------------------------------
Pottstown Plaza Shopping Center                                   162,256          128,016               79%
Saucon Valley Square Shopping Center                               80,695           80,695              100%
Stonehedge Square Shopping Center                                  87,860           84,360               96%
Wayne Heights Shopping Center                                     107,549           98,549               92%
Wayne Avenue Plaza Shopping Center                                121,202          118,467               98%
------------------------------------------------------------------------------------------------------------
PENNSYLVANIA TOTALS                                               559,562          510,087               91%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MASSACHUSETTS
------------------------------------------------------------------------------------------------------------
Del Alba Shopping Center                                           71,985           66,485               92%
------------------------------------------------------------------------------------------------------------
MASSACHUSETTS TOTALS                                               71,985           66,485               92%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MID-ATLANTIC TOTALS                                             5,194,956        4,736,533               91%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ILLINOIS
------------------------------------------------------------------------------------------------------------
Rolling Meadows                                                    37,225           37,225              100%
------------------------------------------------------------------------------------------------------------
ILLINOIS TOTALS                                                    37,225           37,225              100%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
SUBTOTAL OPERATING PROPERTIES                                   5,232,181        4,773,758               91%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - MARYLAND
------------------------------------------------------------------------------------------------------------
Perry Hall Super Fresh Shopping Center                             56,743           56,743              100%
------------------------------------------------------------------------------------------------------------
Waverly Woods Shopping Center                                       3,715            3,715              100%
------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - MARYLAND                                  60,458           60,458              100%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - VIRGINIA
------------------------------------------------------------------------------------------------------------
Smoketown Plaza Shopping Center                                   160,000          160,000              100%
------------------------------------------------------------------------------------------------------------
DEVELOPMENT OPERATIONS - VIRGINIA                                 160,000          160,000              100%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
TOTAL OPERATING & DEVELOPMENT                                   5,452,639        4,994,216               92%
------------------------------------------------------------------------------------------------------------



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


                  MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                             TOP 10 CENTERS BY SIZE

                                                              % OF TOTAL
CENTER NAME                                 GLA                PORTFOLIO
-------------------------------------------------------------------------
Harford Mall                              598,304               11.3%
Lutherville Station                       285,560                5.4%
Arundel Plaza Shopping Center             249,746                4.7%
Timonium Shopping Center                  207,135                3.9%
Perry Hall Shopping Center                183,055                3.5%
Smoketown Plaza Shopping Center           176,057                3.3%
Brandywine Commons Shopping Center        165,805                3.1%
Pottstown Plaza Shopping Center           162,256                3.1%
Fullerton Plaza Shopping Center           152,834                2.9%
Spotsylvania Crossing Shopping Center     141,857                2.7%


                  MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES
                  TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

                                                              % OF TOTAL
CENTER NAME                            MINIMUM RENT            PORTFOLIO
--------------------------------------------------------------------------
Harford Mall                          $  4,861,000               9.5%
Enchanted Forest Shopping Center         2,408,000               4.7%
Brandywine Commons II                    2,195,000               4.3%
New Town Village                         2,132,000               4.2%
Lutherville Station Shopping Center      2,068,000               4.1%
Timonium Shopping Center                 1,828,000               3.6%
Radcliffe Center                         1,798,000               3.5%
Shawan Plaza                             1,719,000               3.4%
Ingleside Shopping Center                1,708,000               3.3%
Burke Town Plaza                         1,616,000               3.2%

APPROXIMATE ANNUALIZED MINIMUM RENT
TOTAL PORTFOLIO                       $ 51,000,000



                                                   GROCERS BY OWNERSHIP
                                                      MARCH 31, 2002
                                                                                                         ANNUAL
CENTER                              TENANT NAME                                GLA                   MINIMUM RENT
-----------------------------------------------------------------------------------------------------------------
ROYAL AHOLD UNITS:
         Giant of Maryland
Arundel Plaza                       Giant Food                                51,976                 $    74,200
Wilkens Beltway Plaza               Giant Food                                55,108                     452,887
Shawan Plaza                        Giant Food                                55,330                     597,486
York Road Plaza                     Giant Food                                56,892                     655,000
New Town Village                    Giant Food                                60,985                     946,677
Shoppes at Easton                   Giant Food                                64,885                     772,131
         Giant of Carlisle
Pottstown Plaza                     Giant Food                                57,200                     521,586
Wayne Heights Mall                  Martin's                                  31,409                     122,000
Wayne Plaza                         Giant Food                                53,760                     537,600
           Stop & Shop
Del Alba Plaza                      Stop & Shop                               63,935                     959,796
----------------------------------------------------------------------------------------------------------------
ROYAL AHOLD UNIT TOTALS                                                      551,480                 $ 5,639,364
----------------------------------------------------------------------------------------------------------------

DELHAIZE AMERICA, INC.:
Milford Commons                     Food Lion                                 33,000                 $   264,000
North East Station                  Food Lion                                 38,372                     285,000
----------------------------------------------------------------------------------------------------------------
DELHAIZE AMERICA, INC. TOTALS                                                 71,372                 $   549,000
----------------------------------------------------------------------------------------------------------------

ASSOCIATED WHOLESALERS, INC.:
Stonehedge Square                   Nells Market                              42,552                 $   321,232
----------------------------------------------------------------------------------------------------------------
ASSOCIATED WHOLESALERS, INC. TOTALS                                           42,552                 $   321,232
----------------------------------------------------------------------------------------------------------------

GOLUB CORPORATION:
Colonie Plaza                       Price Chopper                             60,000                 $   330,000
Columbia Plaza                      Price Chopper                             65,895                     629,297
----------------------------------------------------------------------------------------------------------------
GOLUB CORPORATION TOTALS                                                     125,895                 $   959,297
----------------------------------------------------------------------------------------------------------------

SUPERVALU, INC.:
Lutherville Station                 Vacant-paying rent                        60,275                 $   723,300
Skyline Village                     Vacant-paying rent                        64,485                     509,432
----------------------------------------------------------------------------------------------------------------
SUPERVALU, INC. TOTALS                                                       124,760                 $ 1,232,732
----------------------------------------------------------------------------------------------------------------

SAFEWAY STORES:
Enchanted Forest                    Safeway                                   50,093                 $   500,930
Burke Town Plaza                    Safeway                                   53,495                     202,207
Ingleside Shopping Center           Safeway                                   54,200                     685,630
----------------------------------------------------------------------------------------------------------------
SAFEWAY STORES TOTALS                                                        157,788                 $ 1,388,767
----------------------------------------------------------------------------------------------------------------

WAKEFERN FOOD CORPORATION:
Brandywine Commons                  Shoprite                                 58,236                  $   789,837
----------------------------------------------------------------------------------------------------------------
WAKEFERN FOOD CORPORATION TOTALS                                             58,236                  $   789,837
----------------------------------------------------------------------------------------------------------------


                                       10

                                               GROCERS BY OWNERSHIP (CONTINUED)
                                                       MARCH 31, 2002
                                                                                                         ANNUAL
CENTER                              TENANT NAME                                GLA                   MINIMUM RENT
-----------------------------------------------------------------------------------------------------------------
GREAT ATLANTIC & PACIFIC TEA COMPANY:
Saucon Valley                      Super Fresh                               47,827                  $   621,751
Security Square                    Super Fresh                               58,187                      989,179
Rosedale Plaza                     Super Fresh                               50,510                      631,375
----------------------------------------------------------------------------------------------------------------
GREAT ATLANTIC & PACIFIC TEA COMPANY TOTALS                                 156,524                  $ 2,242,305
----------------------------------------------------------------------------------------------------------------

WEIS MARKETS:
Waverly Woods                      Weis Market                               53,500                  $   588,500
----------------------------------------------------------------------------------------------------------------
WEIS MARKETS TOTALS                                                          53,500                  $   588,500
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GROCER TOTALS                                                             1,342,107                  $13,711,034
----------------------------------------------------------------------------------------------------------------

     Based on 5.5 million square feet of space at March 31, 2002, grocery leased space  represents  approximately  24.4% of leasable square footage and based on minimum  rentals of $51  million  for that same  period,  grocery  leased space represents approximately
26.9% of such rental.


                                       11